Exhibit 10.1

SECOND AMENDMENT TO

CREDIT AGREEMENT AND TERM NOTE

BY AND AMONG

ACR GROUP, INC.

as Borrower,

and

WELLS FARGO BANK, NATIONAL ASSOCIATION

as Bank

and

SUBSIDIARIES OF BORROWER

Listed on the Signature Page Hereto

Effective as of June 14, 2006

-i-

SECOND AMENDMENT TO

CREDIT AGREEMENT AND TERM NOTE

This SECOND AMENDMENT TO CREDIT AGREEMENT AND TERM NOTE (as amended, amended and restated, modified, supplemented or extended from time to time, this “Second Amendment”) executed effective as of the 14th day of June, 2006 (the “Effective Date”), is by and among ACR GROUP, INC., a corporation formed under the laws of the State of Texas (“Borrower”) and WELLS FARGO BANK, NATIONAL ASSOCIATION (together with its successors and assigns, “Bank”). The subsidiaries set forth on the signature pages hereto (collectively, the “Subsidiaries”) join in the execution hereof to acknowledge their consent with respect to the other Loan Documents required to be entered into and delivered pursuant to Article IV hereof.

R E C I T A L S:

A. Borrower and Bank are parties to that certain Credit Agreement dated as of September 7, 2004, pursuant to which Bank agreed, subject to certain terms and conditions, to extend credit to Borrower.

B. Pursuant to the terms and conditions of said September 7, 2004 Credit Agreement, Borrower executed and delivered to Bank, among other things, (i) that certain Term Loan Note dated as of September 7, 2004 in the original principal amount of $5,000,000.00 (the “Term Note”) and (ii) that certain Line of Credit Note dated as of September 7, 2004 in the face amount of $30,000,000.00 (the “Line of Credit Note”).

C. In connection with its execution of said September 7, 2004 Credit Agreement, and in order to secure Borrower’s obligations governed thereby, Borrower, certain subsidiaries of Borrower, and Bank (as applicable) entered into (i) that certain Deed of Trust and Assignment of Rents and Leases dated as of September 7, 2004 by Lifetime Filter, Inc., a Texas corporation and subsidiary of Borrower as Grantor, and Mr. Danny Oliver as Trustee for the benefit of Bank, (ii) that certain Deed of Trust and Assignment of Rents and Leases dated as of September 7, 2004 by ACR Supply, Inc., a Texas corporation and subsidiary of Borrower as Grantor, and Mr. Danny Oliver as Trustee for the benefit of Bank, (iii) that certain Pledge Agreement dated as of September 7, 2004 between Borrower and Bank, (iv) that certain Continuing Guaranty dated as of September 7, 2004, executed by Borrower its subsidiaries and (v) that certain Security Agreement dated as of September 7, 2004, executed by Borrower and its subsidiaries.

D. Borrower and certain subsidiaries and Bank entered into an amendment of said September 7, 2004 Credit Agreement (and the other loan and security documents referred to above) pursuant to that certain First Amendment to Credit Agreement, Term Loan Note, Line of Credit Note, Security Agreement, Deeds of Trust and Assignment of Rents and Leases, Pledge Agreement and Continuing Guaranty dated effective as of August 31, 2005 (together with said September 7, 2004 Credit Agreement as so amended and as may be further amended, amended and restated, modified, supplemented or extended from time to time, including by this Second Amendment, the “Credit Agreement”).

E. Borrower and its Subsidiaries are undertaking a corporate restructuring (the “Restructure”), including (i) the merger of certain Subsidiaries, (ii) the formation of certain new limited partnerships and transfer of certain assets owned by certain Subsidiaries and related operations thereto, (iii) the formation of new limited liability companies, and (iv) the continuance of certain Subsidiaries as Nevada corporations.

F. Borrower and its Subsidiaries have requested that Bank agree to amendments to the Credit Agreement and other Loan Documents required as a result of the Restructure, all as further described hereinafter.

G. In addition, Borrower has requested that Bank increase the line of credit under the Credit Agreement to Forty Million and 00/100 Dollars ($40,000,000.00).

H. Bank has agreed to do so provided that the conditions precedent set forth in Article IV hereof are satisfied, it being expressly agreed and understood that but for the Borrower’s and Subsidiaries’ agreement to enter into and deliver the agreements described in Article IV hereof, Bank would not so agree or enter into this Second Amendment or any other of the Loan Documents referred to therein.

I. Accordingly, Borrower, Borrower’s Subsidiaries and Bank desire further to amend the Credit Agreement and the Loan Documents, all in the particulars hereinafter provided.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS; CONSTRUCTION

Section 1.01 Terms Defined Above. As used in this Second Amendment, each of the terms defined herein (including, without limitation, in the introductory paragraph and the Recitals above) shall have the meaning assigned to such terms herein.

Section 1.02 Terms Defined in Credit Agreement. Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless provided to the contrary.

Section 1.03 Other Provisions.

(i) The words “hereby”, “herein”, “hereinafter”, “hereof”, “hereto” and “hereunder” when used in this Second Amendment shall refer to this Second Amendment as a whole and not to any particular Article, Section, subsection or provision of this Second Amendment, unless provided to the contrary.

(ii) Section, subsection and Exhibit references herein are to such Sections, subsections and Exhibits to this Second Amendment unless otherwise specified.

(iii) Whenever the context requires, reference herein made to the single number shall be understood to include the plural; and likewise, the plural shall be understood to include the singular. Words denoting gender shall be construed to include the masculine, feminine and neuter, when such construction is appropriate; and specific enumeration shall not exclude the general but shall be construed as cumulative. Definitions of terms defined in the singular or plural shall be equally applicable to the plural or singular, as the case may be, unless otherwise indicated.

ARTICLE II

AMENDMENTS TO CREDIT AGREEMENT

Borrower and Bank agree that the Credit Agreement is hereby amended in the following particulars:

Section 2.01 Amendments to Section 1.1 – DEFINITIONS, RULES OF INTERPRETATION.

(a) Section 1.1(a) of the Credit Agreement is hereby amended by deleting each of the definitions of “Deeds of Trust,” “Guaranty,” “Line of Credit Note,” “Loan Documents,” “Pledge Agreement,” “Security Agreement,” “Subsidiary,” and “Termination Date,” and, substituting, respectively, the following definitions therefor in their entirety:

“Deeds of Trust” means that certain Deed of Trust and Assignment of Rents and Leases dated June 14, 2006 by ACR Supply, LP, a Texas limited partnership, to Danny Oliver, Trustee, for the benefit of Bank, as amended, restated, supplemented or otherwise modified from time to time and that certain Amended and Restated Deed of Trust and Assignment of Rents and Leases dated June 14, 2006 by Lifetime Filter, Inc., a Texas corporation, to Danny Oliver, Trustee, for the benefit of Bank (which amends and restates that certain Deed of Trust and Assignment of Rents and Leases dated September 7, 2004 by Lifetime Filter, Inc., to Danny Oliver, Trustee, for the benefit of Bank), as amended restated supplemented or otherwise modified from time to time.

“Guaranty” means that certain Continuing Guaranty dated June 14, 2006 made by the Subsidiaries to Bank, as amended, restated, supplemented or otherwise modified from time to time and that certain Continuing Guaranty dated September 7, 2004 made by the Subsidiaries to the Bank.

“Line of Credit Note” means, that certain line of Credit Note dated as of September 7, 2004 made by Borrower payable to the order of Bank with a face amount of Thirty Million Dollars ($30,000,000), that certain Line of Credit Note dated as of August 31, 2005 made by Borrower payable to the order of Bank with a face amount of Thirty-Five Million Dollars ($35,000,000), restating and amending in part said September 7, 2004 Line of Credit Note, and that certain Second Amended and Restated Line of Credit Note dated as of June 14, 2006 made by Borrower payable to the order of Bank with a face amount of Forty Million Dollars ($40,000,000), restating and amending in part said August 31, 2005 Line of Credit Note and the September 7, 2004 Line of Credit Note, all evidencing the Line of Credit in an aggregate principal amount not to exceed Forty Million Dollars ($40,000,000) at any time outstanding, and any amendments and modifications thereto, any substitutes therefor, together with any replacements, restatements, renewals or extensions thereof, in whole or in part.

“Loan Documents” means, collectively this Agreement, the Term Loan Note, the Line of Credit Note, the Guaranty, the Security Agreement, Pledge Agreement, the Pledge Agreement of Partnership Interests, the Deeds of Trust, and each other document, instrument, certificate and agreement now or hereafter executed and delivered by the Borrower or any Subsidiary thereof, including, without limitation, any and all interest rate swap or similar agreements, in connection with this Agreement or otherwise referred to herein or contemplated hereby (including, without limitation, the First Amendment and the Second Amendment), all as may be amended, restated, amended and restated, supplemented, renewed, extended or otherwise modified from time to time and including any document instrument or other agreement given in renewal or substitution for any of the foregoing.

“Pledge Agreement” means that certain Amended and Restated Pledge Agreement dated as of June 14, 2006 by and between Borrower and Bank (which amends and restates that certain Pledge Agreement dated as of September 7, 2004 by and between Borrower and Bank), as amended, restated, supplemented or otherwise modified from time to time.

“Security Agreement” means that certain Amended and Restated Security Agreement dated June 14, 2006 by and among the Borrower, Subsidiaries, and Bank (which amends and restates that certain Security Agreement dated as of September 7, 2004 by and among Borrower, Subsidiaries and Bank), as amended, restated, supplemented or otherwise modified from time to time.

“Subsidiary” of a Person means, at any time of determination and whether now or hereafter existing, a corporation, partnership, limited partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a “Subsidiary” shall refer to a Subsidiary of the Borrower.

“Termination Date” means, the earliest to occur of (i) August 31, 2008 and (ii) the termination of Bank’s obligation to extend further credit pursuant to Section 6.2 of the Credit Agreement.

(b) Section 1.1(a) of the Credit Agreement is hereby amended by adding the following definitions thereto:

“First Amendment” means that certain First Amendment to Credit Agreement, Term Loan Note, Line of Credit Note, Security Agreement, Deeds of Trust and Assignments of Rents and Leases, Pledge Agreement and Continuing Guaranty effective as of August 31, 2005 by and among Borrower, Bank and the subsidiaries of Borrower therein set forth.

“Pledge Agreement of Partnership Interests” means that certain Pledge Agreement of Partnership Interests dated as of June 14, 2006 by and among ACR Supply, LLC, a Nevada limited liability company, Westbrook GP, LLC, a Texas limited liability company, Heating and Cooling Supply, LLC, a Nevada limited liability company and Bank, as amended, restated, supplemented or otherwise modified from time to time.

“Second Amendment” means that certain Second Amendment to Credit Agreement and Term Note dated as of June 14, 2006 by and among Borrower, Subsidiaries and Bank.

Section 2.02 Amendment to Section 1.2 – LINE OF CREDIT. Section 1.2(a) of the Credit Agreement is hereby amended and supplemented by deleting the first sentence of Section 1.2(a) and replacing it with the following:

“Subject to the terms and conditions of this Agreement, Bank hereby agrees to make advances to Borrower from time to time up to and including the Termination Date (howsoever occurring), in an aggregate principal amount not to exceed at any time outstanding FORTY MILLION AND NO/100 DOLLARS ($40,000,000) (“Line of Credit”), the proceeds of which shall be used only for general business purposes of the Borrower and its Subsidiaries, including working capital and routine capital expenditures made in the ordinary course of business, the repurchase of Stock as set forth in Section 5.10 below, and for no other purpose.”

Section 2.03 Amendment to Section 1.3 – TERM COMMITMENT. Section 1.3(c) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“Borrowing and Repayment. Borrower may from time to time during the period in which Bank will make advances under the Term Commitment borrow and partially or wholly repay its outstanding borrowings subject to all the limitations, terms and conditions contained herein; provided, however, and it is expressly agreed and understood by Borrower, that amounts repaid may not be reborrowed, and provided, further, that the total amount advanced under the Term Commitment shall not at any time exceed FIVE MILLION AND NO/100 DOLLARS ($5,000,000.00), subject, however, to the limitations set forth in clause (b) above of this Section 1.3. Repayment of the Term Loan Note shall be made in accordance with the following terms, as applicable (i) in the case of advances made for equipment purchases and in the case of the Existing B of A Indebtedness refinanced hereby to the extent such indebtedness was used to finance equipment purchases (together with accrued, unpaid interest thereon, if any), principal shall be amortized over seven (7) years from the date of the relevant advance and shall be repaid in equal monthly installments based on such amortization, plus interest, and with a balloon payment of all remaining principal together with all accrued, unpaid interest thereon, being due and payable in full in one lump sum payment on August 31, 2008; (ii) in the case of advances made for real estate purchases and in the case of the Existing B of A Indebtedness refinanced hereby to the extent such indebtedness was used to finance the purchase of real estate (together with accrued, unpaid interest thereon, if any), principal shall be amortized over fifteen years with a balloon payment of all remaining principal, together with all accrued, unpaid interest thereon, being due and payable in full in one lump sum payment on August 31, 2008; and shall be repaid in equal monthly installments based on such amortization, plus interest thereon, all as further set forth in the Term Loan Note.”

Section 2.04 Amendment to Section 1.6 – COLLATERAL. Section 1.6 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“As security for all indebtedness of Borrower to Bank due and to become due hereunder or under any of the other Loan Documents or otherwise governed hereby or by any of the other Loan Documents, whether principal, interest, fees, expenses or otherwise (collectively, the “Obligations”) Borrower shall grant, and shall cause each Subsidiary to grant, security interests of first priority in all of Borrower’s and each Subsidiary’s respective right, title and interest, whether now or hereafter acquired or arising, in all of their respective property, whether real, personal or mixed, (collectively and including the proceeds thereof, the “Collateral”) and including, but not limited to, all accounts, notes, intercompany notes, accounts receivable, inventory, machinery, equipment, general intangibles, capital stock and real property, all as further set forth in the Security Agreement, the Pledge Agreement, the Pledge Agreement of Partnership Interests, and the Deeds of Trust.

All of the foregoing shall be evidenced by, and subject to the terms of, such security agreements, financing statements, deeds of trust and other documents as Bank shall reasonably require, all in form and substance satisfactory to Bank. Borrower shall reimburse Bank immediately upon demand for all costs and expenses incurred by Bank after the Closing Date in connection with any of the foregoing security including without limitation filing and recording fees.”

Section 2.05 Amendment to Section 2.1 – LEGAL STATUS. Section 2.1 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“Borrower and each of its Subsidiaries is a corporation, limited liability company or limited partnership duly organized and existing and in good standing under the laws of the jurisdiction of its incorporation or formation, and is qualified or licensed to do business and is in good standing in all jurisdictions in which such qualification or licensing is required or in which the failure to so qualify or to be so licensed could have a material adverse effect on Borrower or such Subsidiary or Borrower and its Subsidiaries taken as a whole.”

Section 2.06 Amendment to Section 2.5 – CORRECTNESS OF FINANCIAL STATEMENT. Section 2.5 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“Each of the (i) consolidated audited annual financial statements dated as of February 28, 2006 and (ii) consolidated unaudited financial statements dated as of April 30, 2006 of Borrower and its Subsidiaries, a true copy of which have been delivered by Borrower to Bank prior to the date hereof (a) are complete and correct and present fairly the financial condition of Borrower and its Subsidiaries, (b) disclose all liabilities of Borrower and its Subsidiaries that are required to be reflected or reserved against GAAP, whether liquidated or unliquidated, fixed or contingent, or otherwise and (c) have been prepared in accordance with GAAP consistently applied. Since the date of such financial statements, there has been no material adverse change in the financial condition of Borrower or any Subsidiary, nor has Borrower or any of its Subsidiaries mortgaged, pledged, granted a security interest in or otherwise encumbered any of its assets or properties except in favor of Bank or as otherwise permitted by Bank in writing.”

Section 2.07 Amendment to Section 2.14 – NO DISRUPTION, ETC.. Section 2.14 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“As of May 31, 2006 there has not occurred any disruption or other event or circumstance which has had or could reasonably be expected to have a material adverse effect on any industry from which a significant part of the business of the Borrower or any of and its Subsidiaries is derived.”

Section 2.08 Amendment to Schedule 2.15 – LIST OF SUBSIDIARIES. Schedule 2.15 to the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“Schedule 2.15

Subsidiaries of the Borrower

CAC Distributors, Inc., a Texas corporation

ETI Texas, Inc., a Tennessee corporation

Florida Cooling Supply, Inc., a Nevada corporation

Lifetime Filter, Inc., a Texas corporation

Total Supply, Inc., a Nevada corporation

Valley Supply, Inc., a Texas corporation

West Coast HVAC Supply, Inc., a Nevada corporation

Heating and Cooling Supply, LLC, a Nevada limited liability company

Westbrook GP, LLC, a Texas limited liability company

Contractors Heating & Supply, LP, a Texas limited partnership

ACR Supply, LLC, a Nevada limited liability company

ACR Supply, LP, a Texas limited partnership.”

Section 2.09 Amendment to Section 4.9 – FINANCIAL COVENANTS. Section 4.9(a) of the Credit Agreement is hereby amended by deleting the chart set forth therein in its entirety and replacing it with the following:

Fiscal Quarter Ending	Minimum Tangible Net Worth
8/31/2004	$8,450,000
11/30/2004	$8,825,000
2/28/2005	$9,200,000
5/31/2005	$9,575,000
8/31/2005	$9,950,000
11/30/2005	$10,325,000
2/28/2006	$10,700,000
5/31/2006	$11,075,000
8/31/2006	$11,450,000
11/30/2006	$11,825,000
2/28/2007	$12,200,000
5/31/2007	$12,575,000
8/31/2007	$12,950,000
11/30/2007	$13,325,000
2/28/2008	$13,700,000
5/31/2008	$14,075,000

Section 2.10 Amendment to Section 5.10 – REPURCHASE OF STOCK. Section 5.10 of the Credit Agreement is hereby amended by deleting the same in its entirety and replacing it with the following:

“SECTION 5.10 REPURCHASE OF STOCK; NO VIOLATION OF REGULATION U. Borrower shall not purchase or otherwise acquire its common stock or the common stock of any of its Subsidiaries or affiliates in an amount in excess of $2,000,000 during any fiscal year for Borrower and its Subsidiaries. Notwithstanding the foregoing Borrower shall not use any of the proceeds of any advance pursuant to this Agreement to “purchase” or “carry” “margin stock” (within the meaning of Regulation U of the Federal Reserve Board of the United States of America (12 CFR 221)) or in any way use any of such proceeds in violation of said Regulation U.”

ARTICLE III

AMENDMENT TO TERM NOTE

Section 3.01 Amendment to Paragraph on BORROWING AND REPAYMENT. Subpart (a) of the paragraph entitled “BORROWING AND REPAYMENT” in the Term Note is hereby amended by striking from the third sentence thereof the following words:

“on August 31, 2007.”

and replacing such words with the following, which shall have the effect of extending the maturity date of the Term Note to August 31, 2008:

“on August 31, 2008.”

ARTICLE IV

CONDITIONS

Section 4.01 Loan Documents. Bank shall have obtained or received multiple original counterparts of the following documents, executed and delivered by a duly authorized officer of Borrower and all other parties hereto:

(i) this Second Amendment;

(ii) the Second Amended and Restated Line of Credit Note dated of even date herewith executed by Borrower;

(iii) a Continuing Guaranty dated of even date herewith executed by each of the Subsidiaries;

(iv) an Amended and Restated Security Agreement dated of even date herewith executed by each of the Subsidiaries;

(v) an Amended and Restated Pledge Agreement dated of even date herewith executed by Borrower (the “Amended and Restated Pledge Agreement”);

(vi) a Pledge Agreement of Partnership Interests dated of even date herewith executed by each of Westbrook GP, LLC, ACR Supply, LLC, and Heating and Cooling Supply, LLC, as to their interests in the ACR Supply, LP and Contractors Heating & Supply, LP;

(vii) a Deed of Trust and Assignment of Rents and Leases dated of even date herewith executed by ACR Supply, LP, a Texas limited partnership (and a Subsidiary of Borrower) to Danny Oliver, Trustee for the benefit of Bank upon certain real property located in Pasadena, Harris County, Texas and all improvements thereon, all as further described therein (the “Pasadena Property”);

(viii) Copy of the recorded deed from ACR Supply, Inc. conveying the Pasadena Property to said ACR Supply, LP;

(ix) an Amended and Restated Deed of Trust and Assignment of Rents and Leases dated of even date herewith executed by Lifetime Filter, Inc., a Texas corporation (and a Subsidiary of Borrower) to Danny Oliver, Trustee for the benefit of Bank upon certain real property located in Katy, Harris County, Texas and all improvements thereon, all as further described therein;

(x) UCC-1, Financing Statements, as may be required by Bank;

(xi) a certificate of the Secretary of State of the relevant state of organization confirming the due organization and existence and good standing of each of the Subsidiaries;

(xii) as to each Subsidiary, a certificate of the Secretary of State of each state in which such Subsidiary has qualified to do business confirming the good standing of such Subsidiary;

(xiii) a certificate of the Secretary of State of the State of Nevada confirming the merger of Contractors Heating and Supply, Inc., a Texas corporation, into Heating and Cooling Supply, LLC, a Nevada limited liability company;

(xiv) as to each Subsidiary the stock certificates or other certificates evidencing the member or other equity interests described in the Amended and Restated Pledge Agreement (unless previously delivered to Bank), together with stock powers for all of the foregoing to the extent applicable; and

(xv) title policies or endorsements of existing title policies as may be required in order to confirm Bank’s first priority lien thereon.

Section 4.02 Corporate Proceedings of Borrower and Guarantors. Bank shall have received multiple copies of the resolutions, in form and substance reasonably satisfactory to Bank, of the relevant governing body of Borrower and its Subsidiaries, authorizing the execution, delivery and performance of this Second Amendment and each of the other Loan Documents described in Section 4.01 above, each such copy being attached to an original certificate of the Secretary or an Assistant Secretary of Borrower or its Subsidiaries, as applicable, dated as of the Effective Date, certifying (i) that the resolutions attached thereto are true, correct and complete copies of resolutions duly adopted by written consents or at meetings of the relevant governing body, (ii) that such resolutions constitute all resolutions adopted with respect to the transactions contemplated hereby and by such other Loan Documents, (iii) that such resolutions have not been amended, modified, revoked or rescinded as of the Effective Date, (iv) that the respective articles of incorporation and bylaws or other organizational documents of Borrower and its Subsidiaries attached thereto are true, correct and complete and have not been amended or otherwise modified, except pursuant to any amendments attached thereto, and (v) as to the incumbency and signature of the officers of Borrower or its Subsidiaries, as applicable, executing this Second Amendment and such other Loan Documents.

Section 4.03 Representations and Warranties. Each of the representations and warranties made by Borrower and the Subsidiaries in or pursuant to the Credit Agreement and the other Loan Documents shall be true and correct as of the Effective Date, as if made on and as of such date.

Section 4.04 No Default. No Default or Event of Default shall have occurred and be continuing as of the Effective Date.

Section 4.05 No Change.

(a) No event shall have occurred since February 28, 2006, which, in the reasonable opinion of Bank, could have a material adverse effect on the condition (financial or otherwise), business, operations or prospects of Borrower or its Subsidiaries.

(b) Neither Borrower nor any of its Subsidiaries shall have sold, leased or otherwise disposed of any assets or other property since February 28, 2006, except in the ordinary course of business and as permitted by the Credit Agreement.

(c) No charge off or write down in excess of $100,000.00 of any assets or other property of Borrower or any of its Subsidiaries reflected in the most recent financial statements of Borrower and its Subsidiaries provided to Bank shall have been taken.

(d) Borrower’s execution and delivery of this Second Amendment shall constitute a representation and warranty by Borrower that the statements set forth in Section 4.04 and Sections 4.05 (b) and (c) above are true and correct as of the Effective Date and that no event has occurred since February 28, 2006, which could have a material adverse effect on the financial or other condition of the business, operations, or prospects of Borrower or its Subsidiaries.

Section 4.06 Security Instruments. Each of the Security Documents shall be in full force and effect and provide to Bank the security intended thereby to secure the Obligations, as amended and supplemented hereby.

Section 4.07 Other Instruments or Documents. Bank shall receive such other instruments or documents as it may reasonably request.

Section 4.08 Fees. All reasonable fees of Bank’s legal counsel and for issuance of any title policies or endorsements thereof as referenced above shall be paid upon execution of this Second Amendment; provided, however, that to the extent any of the same are not paid upon consummation, the same shall continue to be due and payable in full, and Borrower hereby agrees to pay the same upon demand.

ARTICLE V

MISCELLANEOUS

Section 5.01 Adoption, Ratification and Confirmation. Each of Borrower, Subsidiaries and Bank does hereby adopt, ratify and confirm the Credit Agreement and all other Loan Documents, each as amended hereby, and acknowledges and agrees that the Credit Agreement and all other Loan Documents, each as amended hereby, are and remain in full force and effect.

Section 5.02 Successors and Assigns. This Second Amendment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

Section 5.03 Counterparts; Delivery of Telecopy Signature Pages. This Second Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument and shall be enforceable as of the Effective Date upon the execution and delivery of one or more counterparts hereof by Borrower, the Guarantors and Bank. In this regard, each of the parties hereto acknowledges that a counterpart of this Second Amendment containing a set of counterpart executed signature pages reflecting the execution of each party hereto shall be sufficient to reflect the execution of this Second Amendment by each necessary party hereto and shall constitute one instrument. Delivery of an executed signature page of this Second Amendment by facsimile transmission shall be effective as delivery of an original executed signature page of this Second Amendment.

Section 5.04 Entire Agreement. This Second Amendment constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. All prior understandings, statements and agreements, whether written or oral, relating to the subject hereof are superseded by this Second Amendment.

Section 5.05 Invalidity. In the event that any one or more of the provisions contained in this Second Amendment shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Second Amendment.

Section 5.06 Titles of Articles, Sections and Subsections. All titles or headings to Articles, Sections, subsections or other divisions of this Second Amendment or the exhibits hereto, if any, are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such Articles, Sections, subsections, other divisions or exhibits, such other content being controlling as the agreement among the parties hereto.

Section 5.07 Post Closing Covenant. Within thirty (30) days after the Effective Date, Borrower and Subsidiaries shall fulfill to the satisfaction of Bank any and all conditions set forth in Article IV above which were not satisfied on the Effective Date.

Section 5.08 Governing Law. This Second Amendment shall be deemed to be a contract made under and shall be governed by and construed in accordance with the internal laws of the State of Texas.

THIS SECOND AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES REGARDING THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Remainder of Page Intentionally Left Blank. Signatures on Following Pages.]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ John Kallina
Name:	John Kallina
Title:	Vice President

ACR GROUP, INC.

By:	/s/ Alex Trevino, Jr.
Name:	Alex Trevino, Jr.
Title:	President

ACR SUPPLY, LLC

By:	/s/ A. Stephen Trevino
Name:	A. Stephen Trevino
Title:	President

TOTAL SUPPLY, INC.

By:	/s/ A. Stephen Trevino
Name:	A. Stephen Trevino
Title:	Vice President

FLORIDA COOLING SUPPLY, INC.

By:	/s/ A. Stephen Trevino
Name:	A. Stephen Trevino
Title:	Vice President

HEATING AND COOLING SUPPLY, LLC

By:	/s/ A. Stephen Trevino
Name:	A. Stephen Trevino
Title:	Vice President

VALLEY SUPPLY, INC.

By:	/s/ A.Stephen Trevino
Name:	A. Stephen Trevino
Title:	Vice President

WEST COAST HVAC SUPPLY, INC.

By:	/s/ A. Stephen Trevino
Name:	A. Stephen Trevino
Title:	Vice President

ETI TEXAS, INC.

By:	/s/ A. Stephen Trevino
Name:	A. Stephen Trevino
Title:	Vice President

LIFETIME FILTER, INC.

By:	/s/ A. Stephen Trevino
Name:	A. Stephen Trevino
Title:	Vice President

CAC DISTRIBUTORS, INC.

By:	/s/ A. Stephen Trevino
Name:	A. Stephen Trevino
Title:	Vice President

WESTBROOK GP, LLC

By:	/s/ A. Stephen Trevino
Name:	A. Stephen Trevino
Title:	Vice President

CONTRACTORS HEATING & SUPPLY, LP

By:	Westbrook GP, LLC,
its sole General Partner

By:	/s/ A. Stephen Trevino
Name:	A. Stephen Trevino
Title:	Vice President

ACR SUPPLY, LP

By:	Westbrook GP, LLC,
its sole General Partner

By:	/s/ A. Stephen Trevino
Name:	A. Stephen Trevino
Title:	Vice President